American Century ETF Trust Statement of Additional Information Supplement
Supplement dated June 14, 2019 ■ Statement of Additional Information dated January 1, 2019

The following replaces the entry for American Century Diversified Corporate Bond ETF in the Investment Advisor section on page 42 of the statement of additional information.

Fund	Advisory Fee
American Century Diversified Corporate Bond ETF	0.29%

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